UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 10, 2005
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2005, a new property acquisition agreement was entered into between Inland Real Estate Acquisitions, Inc. ("Acquisitions"), Inland Western Retail Real Estate Advisory Services, Inc. ("the Advisor"), and Inland Western Retail Real Estate Trust, Inc. (the "Company"). The property acquisition agreement grants the Company an exclusive right of first refusal to acquire each and every Subject Property, as defined in the agreement by Acquisitions. A Subject Property is defined as any retail facility, mixed-use property, or a single-user property identified by Acquisitions and located within a market area. A market area is defined in the agreement as the geographic area located west of the Mississippi in the continental United States but excluding the portion of the geographic area within a four hundred (400) mile radius of Oak Brook, Illinois.

Acquisitions are owned by The Inland Group, and the Company is sponsored by Inland Real Estate Investment Corporation. Inland Real Estate Investment Corporation and the Advisor is additionally owned by The Inland Group.

The property acquisitions agreement previously entered into by the parties dated September 18, 2003 has been terminated accordingly. The new property acquisition agreement is attached to this Form 8-K as Exhibit 99.1 and is incorporated into this filing in its entirety.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2005, the Company's Board of Directors approved the second amended and restated bylaws which was effective as of that date. The bylaws were amended and restated to include the right of the majority of outstanding shares having the ability to vote to amend the articles, terminate the Company or remove any member of the Board of Directors. The bylaws were additionally amended to not allow any shares held by the advisor or the Board of Directors, and any affiliates the right to vote or consent on matters submitted to the shareholders regarding the removal of the advisor, Board of Directors or any affiliate or any transaction between the Company and any of the above referenced affiliated shareholders. The second amended and restated bylaws of Inland Western Retail Real Estate Trust, Inc., is attached to this Form 8-K as Exhibit 3.2 and is incorporated into this filing in its entirety.

Section 9 - Financial Statements and Exhibits

Item 9.01 (c) Financial Statements and Exhibits
Exhibit No.	Description

3.2	Second Amended and Restated Bylaws of Inland Western Retail Real Estate Trust, Inc as of February 10, 2005.
99.1

Property Acquisition Agreement, dated as of February 11, 2005, between Inland Real Estate Acquisitions, Inc., Inland Western Retail Real Estate Advisory Services, Inc., and Inland Western Retail Real Estate Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	February 10, 2005

EXHIBIT INDEX
Exhibit No.	Description

3.2	Second Amended and Restated Bylaws of Inland Western Retail Real Estate Trust, Inc as of February 10, 2005.
99.1

Property Acquisition Agreement, dated as of February 11, 2005, between Inland Real Estate Acquisitions, Inc., Inland Western Retail Real Estate Advisory Services, Inc., and Inland Western Retail Real Estate Trust, Inc.